SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             FORM 8 - K
                           CURRENT REPORT


PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 22, 2003

Commission file number:  0-22622

                        CREATOR CAPITAL LIMITED
        (Exact name of registrant as specified in its charter)

         BERMUDA                                         98-0170199
(State or other Jurisdiction of                      (I.R.S. Employer
Incorporation or Organization)                    Identification Number)

                        Cedar House, 41 Cedar Street
                          Hamilton HM 12, Bermuda
                  (Address of principal executive offices)

                              (604) 947-2555
             (Registrant's telephone number, including area code)


Securities registered pursuant to Section 12(g) of the Act:
50,000,000

ITEM 5:  OTHER EVENTS

1. On September 22, Creator Capital Limited announced that, through a wholly owned subsidiary, CCL has entered into a Licensing Agreement with Las Vegas From Home.com Entertainment, through its wholly owned subsidiary, Action Poker Gaming.


A copy of the News Release is attached hereto and filed as an Exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the date indicated.

CREATOR CAPITAL LIMITED

"Deborah Fortescue-Merrin"
_____________________________
Name:  Deborah Fortescue-Merrin
Title:  President
Date:  September 22 2003

EXHIBIT 99.a
News Release
September 22 2003

Creator Capital Limited
Cedar House, 41 Cedar Street
Hamilton HM 12
Islands of Bermuda



CREATOR CAPITAL SIGNS LICENSING AGREEMENT WITH LAS VEGAS FROM HOME


HAMILTON, BERMUDA - September 22, 2003 - CREATOR CAPITAL LIMITED (CTORF:OTCBB) ("CCL") is pleased to provide its shareholders with the following update.

CCL is pleased to announce that, through a wholly owned subsidiary, CCL has entered into a Licensing Agreement with Las Vegas From Home.com Entertainment ("LVFH"), through its wholly owned subsidiary, Action Poker Gaming Inc. ('Action Poker"). Action Poker provides innovative Internet Software designed for the on-line gaming industry, specializing in multi-player interactive poker games featuring Asian themed games such as Chinese Poker and Big 2. The site is expected to launch within 60 days under the URL www.worldwidegaming-asia.com.

This addition will complement CCL's online Chinese Soccer Betting site, the only international portal to the exciting new world of China's soccer betting, or Toto-style Lottery.

CCL anticipates that www.worldwidelotteries-china.com will be able to accept live transactions in the very near future.

About Creator Capital

Creator Capital Ltd., a Bermuda exempted company, along with Harrah's Entertainment Inc., introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines in 1998. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess.


ON BEHALF OF THE BOARD OF DIRECTORS

/s/  Deborah Fortescue-Merrin

Deborah Fortescue-Merrin
President


Corporate Contact:

Contact:     Deborah Fortescue-Merrin
Telephone    (604) 947-2555
Email        info@creatorcapital.com
Website      http://www.creatorcapital.com


Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of
Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimate sand projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.